CLS HOLDINGS USA, INC.

Investor Presentation

September 2021

Forward Information and Risk Acknowledgement

This document contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 (collectively, the "forward-looking statements"). These statements relate to, among other things, our estimates of future revenue, gross margin, number of transactions at our dispensary and average order size, the timing of the commencement of manufacturing operations for the joint venture's pre-rolls, the number of products expected to be produced each month and how long It will take the joint venture to achieve expected monthly sales, the acceptance of the joint venture's products by customers, whether other companies will enter Into license agreements to have the joint venture produce pre-rolls for them, whether our New Mexico venture and other licensing opportunities will lead to expansion In other states, and other factors and Issues typically related to and encountered by a growth stage venture. These statements will also be Impacted by the impact of the COVID-19 virus on our business, the results of our initiatives to retain our employees and strengthen our relationships with our customers and community during the pandemic, the effect of our initiatives to expand market share and achieve growth during and following the pandemic, results of operations and financial performance, anticipated future events, and the effectiveness of our business practices during the pandemic. The continued spread of COVID-19 could have, and in some cases already has had, an adverse impact on our business, operations and financial results, including through disruptions in our cultivation and processing activities, supply chains and sales channels, and retail dispensary operations as well as a deterioration of general economic conditions including a possible national or global recession. Due to the uncertainties associated with the continued spread of COVID-19 and the timing of vaccinations, it is not possible to estimate its impact on our business, operations or financial results; however, the impact could be material. These forward-looking statements also relate to anticipated future events, future results of operations, and our future financial performance, and include without limitation statements relating to our ability to finance our operations, identify, finance and close potential acquisitions, market acceptance of our services and product offerings, our ability to protect and commercialize our intellectual property and our ability to grow our wholesale and processing businesses. In some cases, you can identify forward looking statements by terminology such as "may," "might," "will," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry's) actual results, levels of activity or performance to be materially different from any expected future results, levels of activity or performance expressed or implied by these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered together with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.



"PEOPLE POWER PROFITS"

-Andrew Glashow, President/COO

Our motto, People Power Profits, applies to all aspects of our business. Our dedicated teams, our incredibly loyal customer base, and the communities they belong to are prioritized in all decision making.

We aim to provide the cleanest, safest cannabis products and environments in the market to give customers confidence in their purchases.

We've committed substantial resources to community improvement and engagement opportunities through corporate giving at both of our Nevada subsidiaries, including a sizable donation to a local organization providing aid to those most affected by the War on Drugs, and an ongoing supportive partnership with the Arbor Day Foundation.

This people-first approach is rapidly driving our majority-local consumer base to our brands in Nevada, and is allowing us to explore synergistic growth opportunities in new markets.

Investment Overview

Dispensary

Oasis Cannabis dispensary in downtown Las Vegas supported by City Trees branded products and innovation

- Voted best dispensary for Pot Pros
- Currently completing over 700 orders per day at ~$56 per order
- Successfully pivoted from in-store operations to 3 distinct forms of business: In-store, Curbside Pickup, and Delivery

Production

National footprint builds Licensing opportunities for core extraction technologies

- CLSH's proprietary extraction and conversion process has been patented with the US Patent Office
- Future revenue stream opportunities from licensing our patented extraction and conversion process to third party producers in major U.S and global cannabis markets where we do not intend to operate

Growth

Strength of Management team and Board to lead future growth through M&A

- Track record of successfully raising capital and integrating acquisitions
- Unique strengths in startups, business management, community involvement and organizational leadership
- $8M USD cash investment in company by founding members
- The Company has entered into a 10 year joint venture agreement that will allow for the rapid production of low-cost pre-rolls. The Company anticipates producing 200k+ pre-rolls per month after start-up period

Company Results

Since July 2018 acquisition...


Completed purchase of Oasis Cannabis Dispensary and City Trees
Completed buildout of $4M state-of-the-art conversion and extraction facility in North Las Vegas
Achieved 128% revenue increase over the past two years
Achieving a 50.9% compound annual growth rate (CAGR) over the past two years
30.5% increase in average transaction value at Oasis from 2019 to 2021
90.85% increase in number of daily transactions processed at Oasis from 2019 to 2021
7% increase in overall gross margin from fiscal year 2019 to 2021
Successfully entered the New Mexico medical cannabis market
USD $4M in cash and current assets

CLS Nevada

Financials*

	A2018**	A2019	A2020	A2021	E2022
Annual Revenue	$7,249,961	$8,459,048	$11,917,629	$19,292,262	$27,000,000
EBITDA	-$702,692	-$631,955	-$166,463	$1,397,737	$5,000,000



$30,000,000
$20,000,000
$10,000,000
$0
Annual Revenue
EBITDA
$7,249,961
$8,459,048
$11,917,629
$19,292,262
$27,000,000
-$702,692
-$631,955
-$166,463
$1,397,737
$5,000,000
A2018
A2019
A2020
A2021
E2021
Annual Revenue
EBITDA

*Fiscal year results and estimates. This table represents the results solely of CLS Nevada subsidiaries and not of CLSH as a whole. The results in this table exclude expenses associated with CLSH's parent company and corporate overhead as well as expenses associated with acquisition opportunities. As such, these results should be read together with the financial statements of CLSH contained in its SEC filings for an understanding of the results of operations of CLSH as a whole.
**A2018 Annual Revenue and EBITDA representative of Alternative Solutions prior to CLSH acquisition.

CLS Nevada

August Net Revenue and Gross Margin

	A2019	A2020	A2021
August Monthly Net Revenue in USD	$1,164,127	$1,405,801	$1,754,385
Gross Margin	45%	51%	52%


100.00%
75.00%
50.00%
25.00%
0.00%
Gross Margin %
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Net Revenue in USD
45%
$1,164,127
51%
$1,405,801
52%
$1,754,385
August 2019
August 2020
August 2021
Gross margin
Net Revenue

CLS Nevada

Monthly Dispensary Transactions and Average Orders

	A2019	A2020	E2021
Number of Average Monthly Transactions	19,637	19,342	23,866
Average Order	$37.11	$53.17	$59.24



$60.00
$40.00
$20.00
$0.00
Average Order
25000
20000
15000
10000
5000
0
Average Monthly Transaction
$37.11
19,637
$53.17
19,342
$57.87
22,931
A2019
A2020
E2021
Average Order
Average Monthly Transaction

*The statistical information on this page is based on the calendar year of January through December

Cap Table

Shares Outstanding	128,158,082
Convertible Notes	66,458,173
Total	194,616,255
Current assets (as of September 21, 2021)	$4,000,000
Share Price (As of September 21, 2021)	$0.13
Market Cap	$15,590,000

*Convertible notes due October 2021 ($365,991), October 2022 ($6,229,672) and December 2022 ($13,500,150), which when divided by the conversion prices of $0.30 per share (66,141,450) and $0.80 per share (316,723) equals 66,458,173 shares.
[1]Represents a warrant to purchase units
[2]Warrant will be issued upon exercise of unit warrant
[3]Represents a warrant to be issued if the debentures are converted into equity at $0.30

Expiry Date	Exercise Price	#Warrants
12-Dec-21	$0.80	1,343,400[1]
7-Jan-22	$0.34	2,317,842[1]
7-Jan-22	$0.49	2,317,842[2]
7-Jan-22	$0.49	33,463,826
6-Feb-22	$0.50	1,740,000
21-Feb-22	$0.50	160,000
28-Feb-22	$0.50	130,000
29-Mar-22	$0.50	706,500
31-Oct-22	$0.40	10,382,737[3]
31-Dec-22	$0.40	22,500,250[3]
28-Feb-23	$0.31	820,952[1]
4 Years After Issuance	$0.75	205,238[2]
14-May-23	$0.60	3,125,000
31-Mar-24	$0.40	671,700[2]
31-Mar-24	$0.40	296,035
31-Mar-24	$0.40	468,333


OASIS
CANNABIS
DISPENSARY
DOWNTOWN
SPACES
1800
OASIS
CANNABIS
DISPENSARY


OASIS
PURPLE

OASIS
CANNABIS
DISPENSARY

Dispensary Overview

- Open 7 days a week from 7AM to 2:30AM
- Successfully operating 3 distinct business models: In-store, curbside, and delivery
- Walking Distance from the Strip and Downtown Las Vegas
- Operating since 2015

Highlights

- Completing over 700 orders per day at ~$56 per order
- Recognized as dispensary of choice for locals

Best Dispensary for Pot Pros
-Desert Companion Magazine, February 2019

oasiscannabis.com



THE HEART OF
LAS VEGAS IS BACK
15% OFF
FOR HOSPITALITY &
ENTERTAINMENT EMPLOYEES
OASISCANNABIS.COM
OASIS
CANNABIS
DISPENSARY
LAMAR





ONLINE MENU

THE LOCAL CHOICE

oasiscannabis.com


CITYTREES
citytrees.com
CLS
HOLDINGS USA, INC.

CITYTREES

22,500 sq ft production and manufacturing facility based out of North Las Vegas, Nevada, capable of producing approximately $1.7M each month in revenue.

We provide Nevada with high quality THC distillate products infused with terpenes in either effect-based or strain-specific flavors.

We use ethanol-distilled pure THC distillate and botanically derived terpenes to create our vape products. We never use Vitamin E Acetate, Propylene Glycol, Vegetable Glycerin, Polyethylene Glycol, Medium Chain Triglyceride oil, or any other additives in our vape products.

In addition to vape products, we also have a separate line of ingestible tinctures.

Recently introduced our Live and Cured concentrate lines providing a full-spectrum product produced with our closed-loop hydrocarbon extraction system that retains the full flavor and cannabinoid profile of the flower that is extracted.

We use USP Grade 200 Proof Ethanol to extract pure THC distillate and formulate that oil with botanically derived terpenes to create our signature vape products.

Beyond producing our own line of products under the City Trees brand, the Company's latest 10 year joint Venture will allow for the rapid production of low-cost pre-rolls. We anticipate producing 200k+ per-rolls per month after ramp up. Further, the joint venture will utilize the Company's existing 22,500 sq ft facility creating economies of scale.


CITYTREES
BLUE AGAVE
50ml
40
30
20
10

citytrees.com

HIGH TIMES S.T.A.S.H AWARD WINNER


CITYTREES
CALM
CUCUMBER MELON 1:1

CALM 1:1 DISTILLATE CARTRIDGE

CBD Vape Pens & Cartridges
2019

HIGH TIMES S.T.A.S.H AWARD WINNER


CITYTREES
TINCTURE
PURE THC
BLUE AGAVE
750MG THC 60ML
SUSTAIN YOUR STATE
CITYTREES
BLUE AGAVE
THC
750MG THC 60ML

BLUE AGAVE TINCTURE

Edibles
2019

LAS VEGAS CANNABIS AWARDS


CITYTREES
JACK HERER
SATIVA
CITYTREES

JACK HERER DISTILLATE OIL REFILL APPLICATOR

Best Syringe
2020 & 2021

IN THE WILD

From the pages of local influencers to billboards off the Las Vegas Strip, City Trees is quickly gaining visibility across Nevada. Through strong partnerships with local creators and advertisers, our partners help us find the most impactful locations for showcasing what City Trees has to offer.






CITYTREES
FROM CROP TO CONCENTRATE
SHOP ONLINE AT CITYTREES.COM
citytreesnv
KEEP OUT OF REACH OF CHILDREN. FOR USE ONLY BY ADULTS 21 YEARS OF AGE AND OLDER.



ALLÁ VAMOS

HERBAL EDIBLES
GOURMET EDIBLES & COMPASSIONATE CONCENTRATES

In May 2021, CLS Holdings finalized a licensing agreement with New Mexico-based edible brand, Herbal Edibles Inc. to bring its award-winning, #1 selling City Trees tinctures to New Mexico, shortly after adult-use legalization was enacted in the state. City Trees also plans to bring Herbal Edibles' gourmet, non-GMO, all organic edible products to Nevada later in 2021. This collaborative venture marks the Company's first introduction of its products outside of Nevada.


HIGH TIMES
WINNER
BLUE AGAVE
CHOCOLATE AGAVE
BLUE AGAVE

CLS Nevada Management and Key Employees



Dominick Monaco, Pharm.D.

Director of Laboratory Operations, CLS Nevada

Dr. Monaco is the Director of Laboratory Operations for the company's approximately $4 million laboratory and is responsible for all day-to-day operations inside the North Las Vegas facility.

Dr. Monaco brings over 8 years of licensed & regulated cannabis experience, starting back in 2012 when medical marijuana first opened in Arizona, he has held numerous positions, with escalating responsibilities year over year.

Procurement Manager, Laboratory Manager, Quality Assurance & Quality Control Manager, Pharmacist on Duty, Assistant GM, General & Operations Manager, and Director of Quality & Medical Formulations

Dr. Monaco graduated from the University of Arizona College of Pharmacy, in Tucson, Arizona, with a Doctor of Pharmacy in 2010.



Jamie Dickson

Executive Assistant & Director of Human Resources, CLS Nevada

Mrs. Dickson has excelled in all of her roles with CLS, from her start in 2017 as an Administrative Assistant for management, to her elevation to Executive Assistant in 2018, and to her current role as HR Generalist.

Mrs. Dickson was instrumental in CLS' 2018 acquisition of the business, facilitating the structural improvements and personnel increases required to adapt to the rapidly expanding needs of both the retail and wholesale divisions of CLS.

Mrs. Dickson brings extensive administrative experience from the legal and retail sectors, having served in a professional assistant capacity in law offices and as a lead administrator in payroll and accounting departments for Whole Foods Markets for over 10 years. Mrs. Dickson's support has helped lead CLS throughout the rapid growth seen across its subsidiaries since acquisition.



Charlene Soco

VP Finance CLS Nevada

Ms. Soco brings 9 years of accounting experience from various industries. During her time as a Staff Accountant at Litigation Services, a multi-state law support firm, she was recognized as employee of the month for her work ethic while the company underwent a merger and became The LIT Group.

After leaving The LIT Group, Ms. Soco took on the role of Lead Auditor with Treasure Island Hotel and Casino, a Las Vegas strip property. She was promoted to the position of Non-Gaming Audit Manager and oversaw all non-gaming accounting and auditing including food & beverage, entertainment, hotel, and retail operations.

Ms. Soco then took a position as Assistant Controller with K2 Energy, an international lithium battery manufacturer with offices in Nevada and China prior to taking on the Controller position with CLS Nevada.

CLS Nevada Management and Key Employees



Rhys Harris

General Manager, Oasis Cannabis Dispensary

Mr. Harris serves as the General Manager for retail dispensary, Oasis Cannabis.

With 5 years of experience in Nevada cannabis, Mr. Harris brings a strong background in operations, customer service, and local industry leadership. Through strong vendor relationships, community partnerships, and experience at all levels of the cannabis industry, Mr. Harris has created substantial growth at several Las Vegas dispensaries.



Alec Schoenberger

General Manager, City Trees

Alec Schoenberger, an Ohio native raised in the deserts of Arizona, received his B.S. in Microbiology from the College of Agriculture and Life Sciences at The University of Arizona in 2014. After completing his degree and impassioned by his education, and by the changes in the state's mandates on medicinal cannabis, he sought out a career in the newly formed Arizona medical marijuana industry. In order to fulfill these passions, in late 2016 he joined the ranks of Dixie Brand Products Arizona, a subsidiary of the Colorado-based cannabis company Dixie Elixirs and local partner to Infinite Bloom Dispensaries (Pinal County Wellness Center LLC).

After cultivating his abilities as a leader and practitioner within the cannabis industry, Mr. Schoenberger found a new role as the founding Extraction Lab Manager of Copperstate Farms Management, LLC based out of Snowflake, AZ. In this new role, Alec and his team supported a 40-acre greenhouse, via cGMP Hydrocarbon, Ethanol, and Solventless/Solvent-free extraction and Finished Goods production. Alec assisted in the growth of the CSF concentrates brands (Copperstate Farms, Arae, Sol Flower & Others) from their infancy to major market competitors.

Now operating regularly and profitability, Alec has moved on from his friends at CSF to find a new home at CLS Holdings as the General Manager of the City Trees operations.

CLS HOLDINGS USA, INC.

OASIS CANNABIS DISPENSARY

CITYTREES

Jeffrey Binder
Chairman / CEO

Andrew Glashow
President & COO

T: 888.438.9131
E: andrew@clsholdingsinc.com
Visit: clsholdingsinc.com

Appendix - BDSA

BDS Analytics Nevada - Concentrate Brand Growth 07/20-07/21


Top 10 Brands by Total Sales - Trending
$900K
$800K
$700K
$600K
$500K
$400K
$300K
$200K
$100K
$0
07/2020
08/2020
09/2020
10/2020
11/2020
12/2020
01/2021
02/2021
03/2021
04/2021
05/2021
06/2021
07/2021
AiroPro
Alternative Medicine Association
Cannavative
City Trees
Melting Point Extracts
ROVE Brands
Select Oil
Stiiizy
Trendi
Vapen

*Data retrieved from BDS Analytics Greenedge Platform 9/27/2021

Appendix - BDSA

BDS Analytics Nevada - Top Selling Tinctures 2020 & 2021


Top 10 Brands by Dollars Sold
City Trees
Select Oil
EPC
Canna Hemp
White Lvbel
Harmonious CBD
Strainz
Planet M
Kynd
Mint Wellness
$0
$100K
$200K
$300K
$400K
$500K
$600K
$700K
$800K
$900K
$1M
$1.1M
$1.2M
$1.3M
$1.4M
$1.5M
$1.6M
$1.7M
$1.8M
$1.9M
$2M
$2.1M
$2.2M
$2.3M
$2.4M
$2.5M
$...

*Data retrieved from BDS Analytics Greenedge Platform through 7/31/2021